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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): MAY 3, 2006 (MAY 3, 2006)

                        WINDROSE MEDICAL PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     001-31375                35-216691
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                         3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Explanatory Note: This Current Report on Form 8-K and the exhibits attached hereto are being furnished by Windrose Medical Properties Trust (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Item 2.02 of Form 8-K and Regulation FD.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     On May 3, 2006, the Company issued a press release announcing its financial position, results of operations and cash flows for the three months ended March 31, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01. REGULATION FD DISCLOSURE

     The disclosure contained in Item 2.02 alone is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K.

           99.1   Press Release dated May 3, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WINDROSE MEDICAL PROPERTIES TRUST
                                          (Registrant)


Date: May 3, 2006                         By: /s/ Frederick L. Farrar
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                                              Frederick L. Farrar
                                              President, Chief Operating Officer
                                              and Treasurer

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                        WINDROSE MEDICAL PROPERTIES TRUST
                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release dated May 3, 2006.

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